The Company	12 Months Ended
Dec. 31, 2024
The Company
The Company

1. The Company

Vasta Platform Limited, together with its subsidiaries (the Company or Group) is a publicly held company incorporated in the Cayman Islands on October 16, 2019, with headquarters in the city of São Paulo, Brazil. The Company is a technology-powered education content providing end-to-end educational and digital solutions that cater to all needs of private schools operating in the K-12 educational segment. Vasta’s fiscal year begins on January 1 of each year and ends on December 31 of the same year.

The Company is a subsidiary of Cogna Educação S.A. (Cogna Educação S.A. and its subsidiaries defined as “Cogna Group”), and since July 31, 2020, VASTA Platform Ltd. has been a publicly-held company registered with SEC (“The US Securities and Exchange Commission) and its shares are traded on Nasdaq Global Select Market under ticker symbol “VSTA”.

1.1.  Significant events during the fiscal year

a.     Reversal of tax contingencies

The Company is involved in administrative and judicial discussions related to tax deductibility of goodwill, deductibility of financial expenses, and fines related to these processes. The tax authority understood that the operational and financial expenses related to the acquisition of the companies of the Anglo Group (predecessor entity of Somos Sistemas, defined as "predecessor") and recognized by the Company in its results were not deductible and, therefore, proceeded with the disallowance of expenses, tax loss, and consequent imposition of fines.

Throughout the year 2024, there were updates that affected the Company's analysis and conclusion together with its external legal advisor regarding the probability of loss in these processes, especially derived from: (a) favorable decisions for the Company in the process, which disqualified the charges related to: (i) the disallowance of the amortization of goodwill, (ii) the disallowance of the tax loss compensation, (iii) the isolated and official fines related to the previous items, and (iv) a partially positive decision regarding the disallowance of financial expenses of debentures, maintaining the disallowance but reducing its application percentage; (b) recent favorable decisions in the Judiciary in similar cases; and (c) the establishment of jurisprudence (consensus among jurists) on the issues discussed in the process.

As a result of these factors, the Company updated its loss expectation in the process, based on the opinion of its external advisors, on the following items: (i) for the expenses with the amortization of goodwill, isolated and official fines derived from this item, the probability of loss previously defined as probable was updated to "remote" and reversed the provision in the consolidated statements of profit or loss for the year, and (ii) for the discussion regarding the deductibility of financial expenses arising from the issuance of debentures, the Company maintained its assessment as "probable". Further information is presented in note 19.

b.     Impairment of financial asset – non controlling interest in Flex Flix

On July 19, 2022, the Company acquired a non-controlling interest in Flex Flix Limited ("Flex Flix"). In 2024, the Company, upon evaluating events that occurred throughout the fiscal year, the Company identified evidence of impairment in the recoverable amount of the asset, mainly due to: (i) the lack of sufficient evidence to prove the investment's ability to generate future economic benefits, (ii) observable indications that the asset's value has significantly decreased over the period, especially regarding the delivery of results expected, and (iii) the actual net cash flows, which are significantly worse than budgeted. As a result of these factors, the Company recorded an impairment loss on the initially invested amount, as there is no expectation of recovery. The recorded amount was R$ 8,271 million and is presented in note 25.